UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):	November 24, 2004

Stonepath Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16105	65-0867684

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1600 Market Street, Suite 1515 Philadelphia, Pennsylvania	19103

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(215) 979-8370

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

         (a)      On November 24, 2004, Stonepath Group, Inc. (the “Company”) received notice from the American Stock Exchange (“Amex”) that the Company has failed to satisfy the requirements of Sections 134 and 1101 of the Amex Company Guide as a result of its failure to timely file its Form 10-Q Quarterly Report for the quarter ending September 30, 2004. The notice also indicated that the Company’s failure to timely file the Form 10-Q was a material violation of its listing agreement with Amex which would permit Amex to suspend and, unless prompt corrective action is taken, remove the Company’s securities from Amex.

         The notice requires the Company to submit a plan by December 5, 2004 advising Amex of the action it has taken, or will take, to bring the Company into compliance with the continued listing standards by January 6, 2005. If the plan is accepted, the Company will remain listed during the plan period, during which time it will be subject to periodic review to determine whether it is making progress consistent with the plan. The notice indicates that if the Company is not in compliance with the continued listing standards by January 6, 2005 or does not make sufficient progress consistent with the plan during the plan period, Amex will initiate delisting proceedings. The Company’s securities are also subject to delisting if the Company does not submit a plan or if Amex does not accept the Company’s plan.

         The Company expects to file its Form 10-Q Quarterly Report within the time period required by Amex’s notice and will submit a plan to Amex advising Amex of the actions it has taken and will take to meet the January 6, 2005 deadline.

         This Item contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company’s ability to file its Form 10-Q Quarterly Report for the period ended September 30, 2004 within the time period required by the American Stock Exchange. We have based this forward-looking statement on the knowledge we have obtained to date as a result of our restatement process and our current expectation on the results of that process. This forward-looking statement is not a guaranty and is subject to known and unknown risks, uncertainties and assumptions that may affect our ability to file the Form 10-Q within the time period required by the American Stock Exchange. While it is impossible to identify all of the factors that may affect our ability to file the Form 10-Q within the time period required by the American Stock Exchange, such factors include the risks associated with: (i) the time required for the completion of the review being undertaken by our current and former independent auditors, (ii) our discovery of additional information in connection with the restatement process, and (iii) the judgment inherent in the financial accounting process which may result in our current and past independent auditors reaching conclusions which differ from our own internal conclusions. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly release the result of any revision of these forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1 Press release dated November 30, 2004.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STONEPATH GROUP, INC.

Date: November 30, 2004	By: /s/ Dennis L. Pelino
Name: Dennis L. Pelino
Title: Chairman